Exhibit 10.8

FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT (“Amendment”), dated as of June 26, 2007, between COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, jointly and severally (collectively, “Mortgagor”), and KENNEDY FUNDING, INC. (“Lender”), a New Jersey corporation having an address at Two University Plaza, Suite 402, Hackensack, New Jersey 07601 as Agent for the lenders identified in Schedule A of the Note (as hereinafter defined), in each case having an address care of Kennedy Funding, Inc., Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (the aforesaid Lender and lenders are hereinafter collectively referred to as “Mortgagee”). Mortgagor and Mortgagee may hereinafter be referred to at times individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, Mortgagor and Mortgagee are parties to that certain Mortgage and Security Agreement dated as of April 20, 2007 (the “Original Mortgage”); and

WHEREAS, Mortgagor and Mortgagee wish to amend the Original Mortgage as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Original Mortgage, the Parties, intending to be legally bound, agree as follows:

1. From and after the effective date of this Amendment, the following text is hereby added as a new Section 6.28 of the Original Mortgage.

“Section 6.28. CROSS COLLATERALIZATION. Mortgagor understands and agrees that the Loan is and will be cross-collateralized with that certain loan dated as of June 26, 2007 in the amount of Four Million Four Hundred Fifty Thousand ($4,450,000) Dollars by and between Costa Blanca I Real Estate, LLC, a Florida limited liability company and Mortgagee, as Agent (the “Costa I Loan”). It is understood and agreed that a default (beyond any applicable grace periods) under the terms and conditions of (i) that certain Loan and Security Agreement dated as of June 26, 2007 (“Costa I Loan Agreement”), between Costa Blanca I Real Estate, LLC (“Costa I”) and Mortgagee, as Agent, and/or (ii) any other document or agreement given or delivered to Mortgagee in connection therewith, including without limitation that certain (a) Promissory Note in the original principal amount of Four Million Four Hundred Fifty Thousand ($4,450,000) Dollars dated as of June 26, 2007, and (b) and that certain Mortgage and Security Agreement filed in the County of Polk, State of Florida which was given as security for the repayment of said Promissory Note (the “Costa I Loan Documents”) will also constitute a default under the terms and conditions of the Loan and will entitle Mortgagee to all rights and remedies available to Mortgagee under the Costa I Loan Documents. It is further understood and agreed that in the event Mortgagor defaults (beyond any applicable grace periods) under the terms and conditions of the Loan or any of the Loan Documents executed or delivered in connection with the Loan, Mortgagee shall have the right to declare the Costa I Loan in default and accelerate same and avail itself of any rights and remedies thereunder. Mortgagor shall execute any and all documents necessary to effectuate such cross-collateralization.”

2. From and after the effective date of this Amendment, Section 2.20(f) of the Original Mortgage is deleted in its entirety and replaced with the following text.

“The Mortgagor acknowledges and agrees that the Note may only be prepaid in whole if either (1) all amounts due and owning to Mortgagee pursuant to the Costa I Loan Documents are paid in full and no obligations to Mortgagee are outstanding thereunder, or (2) the Project (as defined in the Loan Agreement) is fully completed, as determined by Mortgagee in its sole discretion, or (3) the Mortgagor deposits with Mortgagee, in cash, an amount equal to the greater of (i) the amount of the Holdback (as defined in the Loan Agreement), and (ii) the amount necessary to complete the Project, as determined by Mortgagee in its reasonable discretion (“Cash Collateral”).

Notwithstanding the foregoing, in the event the Mortgagor deposits the Cash Collateral with Mortgagee, regardless of whether the Note is prepaid in whole, and no Event of Default hereunder or under any other Loan Documents or any of the Costa I Loan Documents shall have occurred beyond any applicable cure periods, Mortgagee shall, at the sole cost and expense of Mortgagor, release its lien on that portion of the Mortgaged Property owned by TDS Amenities, Inc. which is not the TDS Property (“TDS Remainder Property”); provided, however, that in addition to the Cash Collateral, the Mortgagor shall provide to Mortgagee, (a) written evidence, satisfactory to Mortgagee in its reasonable discretion, that the completion of the Project (as defined in the Loan Agreement), the resort water complex (including a wave pool, flowrider surfing pool, water slides, spas and a four-story children’s water park) and the 16,000 square foot pool-side sports bar (collectively, “Amenities”), each of which shall be located on or adjacent to the Mortgaged Property, shall be partially financed in an amount of no less than $5,800,000 (i.e. $2,900,000 plus the Cash Collateral) by an institutional lender, (b) documentation evidencing that the swimming pool on the TDS Remainder Property will be constructed, to Mortgagee’s reasonable satisfaction, in accordance with the plans and specifications provided to Mortgagor by Mortgagee and the contract submitted to Mortgagee from Weller Pools, (c) written evidence that the owners of all or any portion of the remainder of the Mortgaged Property shall have access to, and the ability to use, the swimming pool constructed on the TDS Remainder Property and the other Amenities pursuant to easements established by the Mortgagor and reasonably acceptable to Mortgagee, (d) written evidence that Mortgagee shall have continued access into and across the TDS Remainder Property pursuant to easements established by the Mortgagor and reasonably acceptable to Mortgagee to complete the Project, if necessary, (e) such other documents as may be required by Mortgagee in its reasonable discretion, and (f) written evidence that the construction contract submitted to Mortgagee from Weller Pools to complete the Project is still in full force and effect.

The Cash Collateral shall be held by Mortgagee as additional security for (1) the repayment of the Loan and the Costa I Loan, (2) the repayment of all obligations owed to Mortgagee pursuant to the Loan Documents and the Costa I Loan Documents, and (3) the completion of the Project, and shall be disbursed to Mortgagor or Costa I, as applicable, in accordance with the terms and conditions of Sections 2(e) and 2(j) of the Loan Agreement or Sections 2(e) and 2(j) of the Costa I Loan Agreement, as applicable.

Notwithstanding the foregoing, upon an Event of Default, Mortgagee may, in its sole discretion, apply all or any portion of the Cash Collateral to any outstanding payment, sum or obligation of Mortgagor under the Loan Documents or the Costa I Loan Documents, including without limitation, the completion of the Project.”

3. Original Mortgage. Mortgagor acknowledges and agrees that the Original Mortgage is in full force and effect as of the date hereof.

4. Integration of Amendment and Original Mortgage.  From and after the effective date of this Amendment, the Original Mortgage and this Amendment shall be read as one agreement.  Except as set forth in this Amendment, all other terms and conditions of the Original Mortgage are not being modified or amended, and shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in any number of counterparts, and each when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Mortgagor has executed this First Amendment to Mortgage and Security Agreement as of the date first above written.

WITNESS: /s/ Jason Williams Name: Jason Williams
MORTGAGOR:

COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
MORTGAGOR:

COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
MORTGAGOR:

TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 1), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams
MORTGAGOR:

TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company

By: Tierra del Sol Resort (Phase 2), Ltd., a Florida limited partnership, its manager

By: TDS Management, LLC, a Florida limited liability company, its general partner

By: /s/ Malcolm J. Wright
Name: Malcolm J. Wright
Title: Manager

WITNESS: /s/ Jason Williams Name: Jason Williams	MORTGAGOR: TDS AMENITIES, INC. a Florida corporation By: /s/ Malcolm J. Wright Name: Malcolm J. Wright Title: Chief Executive Officer

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)
I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J.K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J.K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a) made the attached instrument; and

(b) was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 1), LTD., a Florida limited partnership, the Manager of TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J.K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Manager of TDS MANAGEMENT, LLC, a Florida limited liability company, the General Partner of TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, the Manager of TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its operating agreement and its members.

/s/ J.K. Hudson NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)
I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of TDS AMENITIES, INC., a Florida corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

/s/ J.K. Hudson NOTARY PUBLIC